UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 1, 2013 (October 1, 2013)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 1, 2013, Avis Budget Group, Inc. presented at an investor conference. As part of the presentation, the Company made the following comments:

•
North America rental volumes (rental days) for third quarter 2013 are expected to increase approximately 3% compared to third quarter 2012, excluding the effects of the Company’s acquisitions of Payless and Zipcar.

•
North America pricing (time and mileage revenue per rental day) on a constant-currency basis is expected to increase approximately 1% for third quarter 2013 compared to third quarter 2012, excluding the acquisitions of Payless and Zipcar.

•	North America fleet costs for 2013 are expected to be approximately $300 per-unit per-month, consistent with the Company’s previous projections.

•
Rental days in Europe are expected to increase approximately 6% for third quarter 2013 compared to third quarter 2012, and total revenue in Europe is expected to increase about 10% in constant currency.

•
The Company expects its 2013 Adjusted EBITDA, excluding certain items, to be in the range of approximately $750 million to $800 million. The Company expects its second-half earnings to be more skewed to the fourth quarter than many analysts have previously estimated. The Company noted that its outlook assumes that there are no significant impacts on its operations in the fourth quarter as a result of any U.S. government shut-down.

A live webcast of the conference was previously publicly announced by the Company and made available on the Avis Budget Group website at ir.avisbudgetgroup.com. A webcast replay will be archived and available on the website.

Forward-Looking Statements
Certain statements in this document constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “forecast” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are based upon then current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results, including all statements related to future results, future rental volumes, future pricing or fleet costs are also forward-looking statements. Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this document include, but are not limited to, the Company’s ability to promptly and effectively integrate the businesses of Zipcar and Avis Budget, any change in economic conditions generally, particularly in key market segments, the high level of competition in the vehicle rental industry, a change in fleet costs as a result of a change in the cost for new vehicles and/or the value of used vehicles, disruption in the supply of new vehicles, disposition of vehicles not covered by manufacturer repurchase programs, the financial condition of the manufacturers that supply rental vehicles which could impact their ability to perform their obligations under repurchase and/or guaranteed depreciation arrangements, any reduction in travel demand, including any reduction in airline passenger traffic (either as a result of a U.S. government “shut-down” or otherwise), any occurrence or threat of terrorism, a significant increase in interest rates or borrowing costs, the Company’s ability to obtain financing for its operations, including the funding of its vehicle fleet via the asset-backed securities market, any changes to the cost or supply of fuel, any fluctuations related to the mark-to-market of derivatives which hedge the Company’s exposure to exchange rates, interest rates and fuel costs, the Company’s ability to meet the financial and other covenants contained in the agreements governing its indebtedness, risks associated with litigation, regulation or governmental or regulatory inquiries or investigations involving the Company, and the Company’s ability to accurately estimate its future results and implement its strategy for cost savings and growth.  Other unknown or unpredictable factors could also have material adverse effects on the Company’s performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this document. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, included under headings such as “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and in other filings and furnishings made by the Company with the SEC from time to time. Except for the Company’s ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

This document includes a reference to Adjusted EBITDA, which excludes certain items and is not considered a generally accepted accounting principles (“GAAP”) measure as defined under SEC rules. Important information regarding this measure is contained in materials and presentation slides made available to the public on the Company’s website. The Company believes that this non-GAAP measure is useful in measuring the comparable results of the Company period-over-period. The GAAP measure most directly comparable to Adjusted EBITDA, excluding certain items, is net income. Because of the forward-looking nature of the Company’s forecasted non-GAAP Adjusted EBITDA, excluding certain items, specific quantifications of the amounts that would be required to reconcile forecasted net income are not available. The Company believes that there is a degree of volatility with respect to certain of the Company’s GAAP measures which preclude the Company from providing accurate forecasted GAAP to non-GAAP reconciliations. Based on the above, the Company believes that providing estimates of the amounts that would be required to reconcile the range of non-GAAP Adjusted EBITDA, excluding certain items, to forecasted net income would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Bryon L. Koepke
Name:	Bryon L. Koepke
Title:	Senior Vice President and Chief Securities Counsel

Date: October 1, 2013